INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie - Vice President	Sue Martenson - Senior Manager
Investor Relations	Public Relations
(408) 544-6996	(408) 544-8158
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES FIRST QUARTER RESULTS

San Jose, Calif., April 23, 2015 — Altera Corporation (NASDAQ: ALTR) today announced first quarter sales of $435.5 million, down 9 percent from the fourth quarter of 2014 and down 6 percent from the first quarter of 2014. First quarter net income was $94.9 million, $0.31 per diluted share, compared with net income of $111.1 million, $0.36 per diluted share, in the fourth quarter of 2014 and $116.5 million, $0.37 per diluted share, in the first quarter of 2014.

Cash flow from operating activities was $136.6 million. Altera repurchased approximately
1.6 million shares during the quarter at a cost of approximately $57.5 million.

Altera's board of directors has declared a quarterly cash dividend of $0.18 per share, to be paid on June 1, 2015 to shareholders of record on May 11, 2015.

"While we had anticipated a weak start to the year, the first quarter was more challenging than expected," said John Daane, president, chief executive officer, and chairman of the board. "There continues to be solid market acceptance of our Generation 10 devices, with record opportunities for our high-end 14 nm FinFET Stratix 10 FPGAs. The combination of our HyperFlex architecture and the FinFET manufacturing process delivers substantial competitive advantages and market expansion potential."

Recent accomplishments mark Altera's continuing progress:

•
At this year's Mobile World Congress, Altera and China Mobile demonstrated jointly a Centralized/Coordinated/Cloud Radio Access Network (C-RAN) platform targeting the next generation of virtualized 5G wireless networks. This approach will dramatically improve the user experience, achieving much higher channel capacity and spectrum efficiency, reducing network power consumption, while supporting flexible and agile network deployments. C-RAN offers the potential for new network operator business models and support for numerous new end user 5G wireless network applications. This strategic collaboration, formally established between Altera and China Mobile Research Institute (CMRI) in 2014, has achieved a significant milestone with this innovative wireless network solution. To accelerate the development and deployment of such next-generation wireless networks, FPGA technologies play a key role in data processing acceleration, component connectivity, and front-haul data transportation in the C-RAN system.

•
Altera has strengthened its leadership position in SoC FPGA products by shipping initial devices of its second-generation SoC family. These Arria® 10 SoC devices are the industry’s only programmable devices that combine ARM® processors with a 20 nm FPGA fabric. Arria 10 SoCs bring across-the-board improvements to enable higher performing, lower power, and more feature rich embedded systems compared to previous generation SoC FPGAs. Arria 10 SoCs provide up to 50 percent higher performance and up to 40 percent lower power than the previous generation. Arria 10 SoCs are optimized to deliver the performance, power, security and cost requirements for next-generation embedded applications within wireless infrastructure, wireline communications, computer and storage, and broadcast equipment. Altera’s SoC portfolio will also include a 3rd-generation 14 nm Stratix® 10 SoC with a 64-bit quad-core ARM CortexTM-A53 processor for embedded developers that demand the highest performance and power efficiency.

SELECTED FIRST QUARTER RATIOS AND RELATED RESULTS

($ in thousands) Key Ratios & Information	March 27, 2015	December 31, 2014
Current Ratio	5:1	6:1
Liabilities/Equity	3:4	3:4
Quarterly Operating Cash Flows	$136,633	$150,778
TTM Return on Equity	13%	14%
Quarterly Depreciation Expense	$12,777	$12,099
Quarterly Capital Expenditures	$33,245	$9,836
Inventory MSOH (1): Altera	3.0	2.7
Inventory MSOH (1): Distribution	0.7	0.5
Cash Conversion Cycle (Days)	149	144
Turns	41%	41%
Book to Bill	<1.0	<1.0

Note (1): MSOH: Months Supply On Hand

ALTERA CORPORATION
NET SALES SUMMARY
(Unaudited)

	Three Months Ended			Quarterly Growth Rate
	March 27, 2015	December 31, 2014	March 28, 2014	Sequential Change	Year- Over-Year Change
Geography
Americas	17%	15%	15%	(1)%	4%
Asia Pacific	45%	41%	43%	(2)%	(1)%
EMEA	27%	30%	26%	(17)%	(3)%
Japan	11%	14%	16%	(26)%	(32)%
Net Sales	100%	100%	100%	(9)%	(6)%

Product Category
New	59%	59%	49%	(9)%	15%
Mainstream	19%	18%	23%	(5)%	(20)%
Mature and Other	22%	23%	28%	(14)%	(29)%
Net Sales	100%	100%	100%	(9)%	(6)%

Vertical Market
Telecom & Wireless	42%	42%	45%	(8)%	(12)%
Industrial Automation, Military & Automotive	21%	22%	22%	(13)%	(7)%
Networking, Computer & Storage	17%	16%	15%	(8)%	2%
Other	20%	20%	18%	(8)%	7%
Net Sales	100%	100%	100%	(9)%	(6)%

FPGAs and CPLDs
FPGA	84%	84%	83%	(9)%	(4)%
CPLD	8%	8%	9%	(8)%	(10)%
Other Products	8%	8%	8%	(15)%	(14)%
Net Sales	100%	100%	100%	(9)%	(6)%

Product Category Description

•	New Products include the Arria® 10, Stratix® V, Stratix IV, Arria V, Arria II, Cyclone® V, Cyclone IV, MAX® 10, MAX V, HardCopy® IV devices and Enpirion PowerSoCs.

•	Mainstream Products include the Stratix III, Cyclone III, MAX II and HardCopy III devices.

•
Mature and Other Products include the Stratix II, Stratix, Arria GX, Cyclone II, Cyclone, MAX 3000A, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, HardCopy II, HardCopy, FLEX® series, APEX™ series, Mercury™, Excalibur™ devices, configuration and other devices, intellectual property cores, and software and other tools.

Business Outlook for the Second Quarter 2015

Sales and Income Statement

Sequential Sales	-4% to -8%
Gross Margin	66.5% - 67.5%
Research and Development (1)	$110 - $112 million
SG&A	$73 - $75 million
Other Income/Expense, Net (2)	Net expense of approximately $2 million
Tax Rate	12% - 14%
Diluted Share Count	Approximately 300 million
Turns	Mid 40's
Inventory MSOH	Approximately 4
Note (1): The business outlook for Research and Development expense includes amortization of acquisition-related intangible assets
Note (2): Other Income/Expense, Net includes Interest income and other and Interest expense in our consolidated statements of comprehensive income.

Vertical Market

Telecom & Wireless	Down
Industrial Automation, Military & Automotive	Up
Networking, Computer & Storage	Flat
Other	Down

First Quarter Earnings Conference Call

A conference call will be held today at 1:45 p.m. Pacific time to discuss the quarter's results and management's current business outlook. The web cast and subsequent replay will be available in the Investor Relations section of the company's website at www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

Forward-Looking Statements

Statements in this press release that are not historical are "forward-looking statements" as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as "will," "expects," "anticipates," or other words that imply or predict a future state. Forward-looking statements include, but are not limited to, statements regarding absolute and relative product performance and features, Stratix® 10 FPGA competitive advantages and market expansion potential, any projection of revenue, gross margin, expense or other financial items discussed in the Business Outlook section or elsewhere in this press release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ materially from those currently anticipated, due to a number of factors, including without limitation, current global economic conditions, customer business environment, customer inventory levels, product availability, vertical market mix, market acceptance of the company's products, the performance of products once introduced, product introduction schedules, the rate of growth of the company's new products including Cyclone® V, Cyclone IV, Arria® 10, Arria V, Arria II, Stratix V, Stratix IV, MAX® 10 FPGAs, MAX V CPLDs, HardCopy® IV device families and Enpirion PowerSoCs, as well as changes in economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission (SEC) from time to time. Copies of Altera's SEC filings are posted on the company's website and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

About Altera

Altera® programmable solutions enable designers of electronic systems to rapidly and cost effectively innovate, differentiate and win in their markets. Altera offers FPGA, SoC, CPLD products, and complementary technologies, such as power solutions, to provide high-value solutions to customers worldwide. Visit www.altera.com.

###

ALTERA, ARRIA, CYCLONE, ENPIRION, MAX, MEGACORE, NIOS, QUARTUS and STRATIX words and logos are trademarks of Altera Corporation and registered in the U.S. Patent and Trademark Office and in other countries. All other words and logos identified as trademarks or service marks are the property of their respective holders as described at www.altera.com/legal.

###

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended
(In thousands, except per share amounts)	March 27, 2015	December 31, 2014	March 28, 2014

Net sales	$435,485	$479,873	$461,092
Cost of sales	156,263	168,172	151,868
Gross margin	279,222	311,701	309,224
Operating expense
Research and development expense	103,231	107,314	97,657
Selling, general, and administrative expense	70,506	81,044	74,507
Amortization of acquisition-related intangible assets	2,464	2,465	2,465
Total operating expense	176,201	190,823	174,629
Operating margin (2)	103,021	120,878	134,595
Compensation expense — deferred compensation plan	27	1,934	1,454
Gain on deferred compensation plan securities	(27)	(1,934)	(1,454)
Interest income and other	(6,596)	(5,714)	(5,985)
(Gain)/loss reclassified from other comprehensive income	(2,506)	10	(48)
Interest expense	10,408	11,410	10,488
Income before income taxes	101,715	115,172	130,140
Income tax expense	6,863	4,041	13,626
Net income	94,852	111,131	116,514

Other comprehensive income:
Unrealized gain on investments:
Unrealized holding gain on investments arising during period, net of tax of $41, ($55), and $24	16,785	15,623	12,560
Less: Reclassification adjustments for (gain)/loss on investments included in net income, net of tax of $6, $1 and $4	(2,500)	11	(44)
Other comprehensive income	14,285	15,634	12,516
Comprehensive income	$109,137	$126,765	$129,030

Net income per share:
Basic	$0.31	$0.37	$0.37
Diluted	$0.31	$0.36	$0.37

Shares used in computing per share amounts:
Basic	301,308	303,848	316,552
Diluted	303,285	305,614	318,901

Dividends per common share	$0.18	$0.18	$0.15

Tax rate	6.7%	3.5%	10.5%
% of Net sales:
Gross margin	64.1%	65.0%	67.1%
Research and development (1)	24.3%	22.9%	21.7%
Selling, general, and administrative	16.2%	16.9%	16.2%
Operating margin(2)	23.7%	25.2%	29.2%
Net income	21.8%	23.2%	25.3%

Notes:
(1) Research and development expense as a percentage of Net sales includes amortization of acquisition-related intangible assets.

(2) We define operating margin as gross margin less research and development expense, selling, general and administrative expense and amortization of acquisition-related intangible assets, as presented above. This presentation differs from income from operations as defined by U.S. Generally Accepted Accounting Principles ("GAAP"), as it excludes the effect of compensation associated with the deferred compensation plan obligations. Since the effect of compensation associated with our deferred compensation plan obligations is offset by losses/(gains) from related securities, we believe this presentation provides a more meaningful representation of our ongoing operating performance. A reconciliation of operating margin to income from operations follows:

	Three Months Ended
(In thousands, except per share amounts)	March 27, 2015	December 31, 2014	March 28, 2014
Operating margin (non-GAAP)	$103,021	$120,878	$134,595
Compensation expense — deferred compensation plan	27	1,934	1,454
Income from operations (GAAP)	$102,994	$118,944	$133,141

ALTERA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands, except par value amount)	March 27, 2015	December 31, 2014

Assets
Current assets:
Cash and cash equivalents	$2,207,101	$2,426,367
Short-term investments	168,849	151,519
Total cash, cash equivalents, and short-term investments	2,375,950	2,577,886
Accounts receivable, net	433,690	377,964
Inventories	155,353	153,387
Deferred income taxes — current	62,144	56,048
Deferred compensation plan — marketable securities	65,075	69,367
Deferred compensation plan — restricted cash equivalents	20,226	14,412
Other current assets	42,336	39,479
Total current assets	3,154,774	3,288,543
Property and equipment, net	215,309	194,840
Long-term investments	2,139,810	1,942,343
Deferred income taxes — non-current	20,258	20,077
Goodwill	74,341	74,341
Acquisition-related intangible assets, net	69,827	72,291
Other assets, net	92,746	81,791
Total assets	$5,767,065	$5,674,226

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$46,918	$49,140
Accrued liabilities	33,727	28,384
Accrued compensation and related liabilities	60,234	69,837
Deferred compensation plan obligations	85,301	83,779
Deferred income and allowances on sales to distributors	411,558	344,168
Total current liabilities	637,738	575,308
Income taxes payable — non-current	326,700	313,447
Long-term debt	1,493,082	1,492,759
Other non-current liabilities	6,798	6,886
Total liabilities	2,464,318	2,388,400
Stockholders' equity:
Common stock: $.001 par value; 1,000,000 shares authorized; outstanding - 301,025 shares at March 27, 2015 and 302,430 shares at December 31, 2014	301	302
Capital in excess of par value	1,170,315	1,165,259
Retained earnings	2,108,201	2,110,620
Accumulated other comprehensive income	23,930	9,645
Total stockholders' equity	3,302,747	3,285,826
Total liabilities and stockholders' equity	$5,767,065	$5,674,226

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended
(In thousands)	March 27, 2015	March 28, 2014

Cash Flows from Operating Activities:
Net income	$94,852	$116,514
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,453	14,628
Amortization of acquisition-related intangible assets	2,464	2,465
Amortization of debt discount and debt issuance costs	779	779
Stock-based compensation	20,325	23,347
Net gain on sale of available-for-sale securities	(2,506)	(48)
Amortization of investment discount/premium	2,129	685
Deferred income tax benefit	(651)	(1,711)
Tax effect of employee stock plans	—	(217)
Excess tax benefit from employee stock plans	(203)	(326)
Changes in assets and liabilities:
Accounts receivable, net	(55,726)	39,623
Inventories	(1,966)	5,743
Other assets	(9,098)	(5,185)
Accounts payable and other liabilities	(2,998)	(3,425)
Deferred income and allowances on sales to distributors	67,390	(73,227)
Income taxes payable and receivable, net	5,894	10,111
Deferred compensation plan obligations	1,495	674
Net cash provided by operating activities	136,633	130,430
Cash Flows from Investing Activities:
Purchases of property and equipment	(38,593)	(12,622)
Purchases of deferred compensation plan securities, net	(1,495)	(674)
Purchases of available-for-sale securities	(625,960)	(103,982)
Proceeds from sale of available-for-sale securities	387,985	35,562
Proceeds from maturity of available-for-sale securities	37,472	41,548
Purchases of intangible assets	(257)	—
Purchases of other investments	(2,000)	—
Net cash used in investing activities	(242,848)	(40,168)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock through stock plans	1,408	6,082
Shares withheld for employee taxes	(2,994)	(3,048)
Payment of dividends to stockholders	(54,161)	(47,554)
Long-term debt and credit facility issuance costs	—	(1,321)
Repurchases of common stock	(57,507)	(161,794)
Excess tax benefit from employee stock plans	203	326
Net cash used in financing activities	(113,051)	(207,309)
Net decrease in cash and cash equivalents	(219,266)	(117,047)
Cash and cash equivalents at beginning of period	2,426,367	2,869,158
Cash and cash equivalents at end of period	$2,207,101	$2,752,111